Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the ManTech International Corporation (the “Company”) Quarterly Report on Form 10-Q for the period ending March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kevin M. Phillips, Chairman, Chief Executive Officer and President of the Company, and Judith L. Bjornaas, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2021

By:	/s/ KEVIN M. PHILLIPS

Name:	Kevin M. Phillips
Title:	Chairman, Chief Executive Officer and President

By:	/s/ JUDITH L. BJORNAAS

Name:	Judith L. Bjornaas
Title:	Chief Financial Officer